Small Cap Growth Stock Portfolio Investment Strategy - Small Cap Growth Stock Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]	Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of small-capitalization growth companies. For purposes of the Portfolio, small-capitalization companies are those companies with market capitalizations within the capitalization range of the Russell 2000® and S&P SmallCap 600® Indices. As of March 31, 2026, this range was approximately $4.39 million to $38.26 billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million). Growth companies, as defined by the adviser, are those included in a third-party growth index or those that exhibit certain financial characteristics (e.g., earnings per share growth or revenue growth) determined by the adviser to indicate the company has above-average growth potential (e.g., sales, revenue, or earnings growth that may outpace peer averages or the overall market). For this purpose, a third party growth index is an index developed, calculated, and maintained by a third-party that measures the performance of growth stocks. The adviser’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. The investment team conducts fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’s competitive advantages and the ability to generate revenue and increase profit margins. Other important considerations include capital allocation discipline, and other qualitative factors such as strength of company management and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios that are compared with the industry average. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, an index that aligns with the Portfolio’s strategy. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector, such as the healthcare sector, and may hold securities which are not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of individual stock selections. The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other equity securities of foreign issuers which are denominated in U.S. dollars. The Portfolio may also invest in real estate investment trusts (REITs). The Portfolio may also utilize exchange-traded funds as part of its cash management strategy. The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.